Exhibit C

Joint Filing Statement

I, the undersigned, hereby express my agreement that the attached Schedule 13D (and any amendments thereto) relating to the beneficial ownership by the undersigned of the equity securities of Repare Therapeutics Inc. is filed on behalf of each of the undersigned.

Date: July 20, 2021

MPM BIOVENTURES 2014, L.P.

By: MPM BioVentures 2014 GP LLC,
its General Partner
By: MPM BioVentures 2014 LLC,
Its Managing Member

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

MPM BIOVENTURES 2014 (B), L.P.

By: MPM BioVentures 2014 GP LLC,
its General Partner
By: MPM BioVentures 2014 LLC,
Its Managing Member

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

MPM ASSET MANAGEMENT INVESTORS BV2014 LLC

By: MPM BioVentures 2014 LLC
Its: Manager

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

MPM BIOVENTURES 2014 GP, LLC

By: MPM BioVentures 2014 LLC,
Its Managing Member

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

MPM BIOVENTURES 2014 LLC

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

UBS ONCOLOGY IMPACT FUND, L.P.

By: Oncology Impact Fund (Cayman) Management L.P.,
its General Partner
By: MPM Oncology Impact Management LP,
Its General Partner
By: MPM Oncology Impact Management GP LLC,
Its General Partner

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Member

ONCOLOGY IMPACT FUND (CAYMAN) MANAGEMENT L.P.

By: MPM Oncology Impact Management LP,
Its General Partner
By: MPM Oncology Impact Management GP LLC,
Its General Partner

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Member

MPM ONCOLOGY IMPACT MANAGEMENT LP

By: MPM Oncology Impact Management GP LLC,
Its General Partner

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Member

MPM ONCOLOGY IMPACT MANAGEMENT GP LLC

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Member

By:	/s/ Todd Foley
Name:	Todd Foley

By:	/s/ Luke Evnin
Name:	Luke Evnin

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke